UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event reported): November 4, 1998

                      Restaurant Teams International, Inc.
             (Exact name of registrant as specified in its charter)


  State of Texas                     001-13559                 75-2337102
(State of incorporation)        (Commission File No.)        (IRS Employer
                                                             Identification No.)


                                 1705 E. Whaley
                              Longview, Texas 75605
               (Address of principal executive offices) (Zip code)

                                    No change
             (Former name of address, if changed since last report).

Item 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On March 4, 1999, the Registrant ended its relationship with its independent auditors, Lane, Gorman, Trubitt, LLP, effective as of that date.

         There have been no disagreements with Lane, Gorman, Trubitt, LLP on any matter of accounting principles, practices, financial statement disclosure, or auditing scope or procedure or any reportable event. The change is being made to maximize economies of scale relative to acquisitions in process and anticipated.

         The registrant's audit committee has now engaged Ernst & Young LLP, effective March 5, 1999. The registrant has not consulted Ernst & Young LLP prior to such appointment with respect to any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, or any disagreement with Lane, Gorman, Trubitt, LLP.

         The registrant has authorized Lane, Gorman, Trubitt, LLP to respond fully to the inquires of Ernst & Young LLP. Attached as an exhibit with this filing report is the Lane, Gorman, Trubitt, LLP letter addressed to the SEC, as required by Item 304 (a) (3) of Regulation S-K.

ITEM 7.  FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Financial Statements of Businesses Acquired.

                  None

(b)      Pro Forma Financial Information

                  None

(c)      Exhibits

                  16.1 Letter re change in Certifying Accountant.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Restaurant Teams International, Inc.


Date: November 4, 1998                      By: /s/ Stanley L. Swanson
                                                    --------------------
                                                    Stanley L. Swanson
                                                    Chief Executive Officer
                                                    (Signature)



Date: November 4, 1998                      By: /s/ Curtis A. Swanson
                                                    ------------------
                                                    Curtis A. Swanson
                                                    Chief Financial Officer
                                                    (Signature)

                                INDEX TO EXHIBITS

         Exhibit No.                               Description

         16.1                          Letter re change in Certifying Accountant